SUMMARY PROSPECTUS
January 31, 2014, as revised December 12, 2014
CALVERT LARGE CAP VALUE FUND
Class (Ticker):	A (CLVAX)	C (CLVCX)	Y (CLVYX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (the SAI), both dated January 31, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation through investment primarily in large-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value, in accordance with the Fund’s corporate responsibility standards and strategies.
FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under Choosing a Share Class on page 89 and Reduced Sales Charges on page 92 of the Fund's Prospectus, and under Method of Distribution on page 29 of the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.64%	1.00%	0.39%
Total annual fund operating expenses	1.74%	2.85%	1.24%
Less fee waiver and/or expense reimbursement[2]	(0.51%)	(0.50%)	(0.26%)
Net expenses	1.23%	2.35%	0.98%
1 The contingent deferred sales charge decreases over time.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses for Class A, Class C, and Class Y through January 31, 2015. Direct net operating expenses will not exceed 1.23% for Class A, 2.35% for Class C, and 0.98% for Class Y.

Only the Board of Trustees of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;
•	your investment has a 5% return each year;
•	the Fund’s operating expenses remain the same; and
•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$594	$950	$1,328	$2,389
Class C
Expenses assuming redemption	$338	$836	$1,460	$3,140
Expenses assuming no redemption	$238	$836	$1,460	$3,140
Class Y	$100	$368	$656	$1,477
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund offers opportunities for long-term growth of capital through investments in large-cap company equity securities that

SUMMARY PROSPECTUS JANUARY 31, 2014 1

the portfolio manager believes are undervalued. The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in the common stocks of large-cap companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Value Index. As of December 31, 2013, the market capitalization of the Russell 1000 Value Index companies ranged from $1.1 billion to $504.4 billion with a weighted average level of $114 billion.
Although primarily investing in large cap U.S. companies, the Fund may also invest in mid-cap and small-cap companies. The Fund may not invest more than 25% of its net assets in foreign securities.
The Advisor seeks to identify common stocks of companies it believes are significantly undervalued compared to their perceived worth or prospects, historical valuations or the general market level of valuation. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. They may include companies which are temporarily out of favor with the market or which may have experienced adverse business developments but which have the potential for growth.
In selecting securities for the Fund, the Advisor primarily uses a bottom-up approach focused on fundamental analysis of issuers in a number of different sectors and industries, in light of the issuers’ current financial condition and industry position, as well as market, economic, political and regulatory conditions. Factors considered in assessing a company’s valuation and prospects may include analysis of earnings, assets, cash flows, allocation of capital, favorable supply/demand conditions for key products, development of new products or businesses, competitive position in the marketplace, and quality of management.
Sustainable and Responsible Investing. The Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so. Enhanced engagement will encourage selected companies in the Fund’s portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway.
The Fund has threshold responsibility standards with respect to tobacco, weapons and human rights, which it applies in determining whether a security qualifies as an investment for the Fund. Investments are first selected for financial soundness and then evaluated according to these sustainability and corporate responsibility standards. Investments must be consistent with the Fund’s current financial criteria and threshold responsibility standards, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Value Company Risk. Value stocks may perform differently from the market as a whole, which may not recognize a security’s intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Fund may underperform other funds using different investment approaches.
Valuation Risk. A stock judged to be undervalued by the Advisor may actually be appropriately priced, and it may not appreciate as anticipated.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

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Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a peer average. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit .
Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. In the bar chart, and in the table for Class A returns (before and after taxes), the performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund. After-tax returns for other Classes will vary. In the table for Class Y returns, the performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I shares of the Everest Fund.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/2009	19.17%
Worst Quarter (of periods shown)	12/31/2008	-23.88%

The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/13) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	25.41%	14.58%	6.04%
Return after taxes on distributions	25.21%	14.39%	4.99%
Return after taxes on distributions and sale of Fund shares	14.55%	11.80%	4.61%
Class Y	31.99%	15.99%	6.81%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%
Lipper Large-Cap Value Funds Avg.(reflects no deduction for taxes)	32.26%	16.06%	6.74%

Average Annual Total Returns (as of 12/31/13) (with maximum sales charge deducted)	1 Year	5 Years	Since Inception (12/12/08)
Class C	29.21%	14.46%	15.15%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	17.15%
Lipper Large-Cap Value Funds Avg. (reflects no deduction for taxes)	32.26%	16.06%	*
* The Fund is unable to show performance of the Lipper average since the Fund's inception date. For comparison purposes to Lipper, performance for the Fund since 12/31/2008 is 14.46% and the performance for the Lipper Large-Cap Value Funds Average is 16.06%.

SUMMARY PROSPECTUS JANUARY 31, 2014 3

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Rachel Volynsky, CFA	Vice President & Senior Portfolio Manager, Calvert	Since December 2014
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since December 2014
Yvonne M. Bishop, CFA	Assistant Portfolio Manager, Calvert	Since July 2000
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Investment Company Act file:
No. 811-22212 Calvert SAGE Fund

4 SUMMARY PROSPECTUS JANUARY 31, 2014